                                                                Exhibit 10.9

                                            as of December 14, 1999

Work Management Solutions Inc.
75 Wells Avenue
Newton, Massachusetts 02457

Re: Extension of Maturity of Promissory Notes

Gentlemen:

      Reference is made to the promissory notes between LRF Investments, Inc. ("LRF") and Work Management Solutions Inc. (the "Company") listed on the attached Schedule A hereto (the "Promissory Notes"). Capitalized terms used herein and not otherwise defined shall have the meanings assigned to them in the Promissory Notes.

      LRF hereby agrees with the Company to extent the maturity of the Promissory Notes to December 31, 2001 unless otherwise amended in writing by the parties hereto.

      THIS LETTER AGREEMENT TO EXTEND MATURITY SHALL, FOR ALL PURPOSES, BE GOVERNED AND CONSTRUED IN ACCORDANCE WITH THE INTERNAL LAWS OF THE COMMONWEALTH OF MASSACHUSETTS EXCLUDING CHOICE OF LAW PRINCIPLES, shall take effect as a sealed instrument as of the date first hereinabove written and shall be binding on the parties hereto and their respective successors and assigns.

      This Letter Agreement may be executed in counterparts, each of which shall be deemed an original, but which together shall constitute one and the same instrument.

                                            Sincerely yours,

                                            LRF INVESTMENTS, INC.


                                            By: /s/ Joseph Freeman, President
                                                ------------------------------
                                                Name:
                                                Title:

ACCEPTED AND AGREED TO

WORK MANAGEMENT SOLUTIONS, INC.


By: /s/ S.M. Grange
    ---------------------
    Name: S.M. Grange
    Title: C.F.O.

                        Work Management Solutions, Inc.                Exhibit A
                     Summary of Outstanding Promissory Notes

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===============================================================================================

Date of                                              Original Note                   Currently
 Note              Description     Current Terms        Amount      Amount Repaid   Outstanding
===============================================================================================
4/20/1988   Revolving Credit        Due 12/31/99      100,000.00        54,435.53     45,564.47
-----------------------------------------------------------------------------------------------
4/20/1988   Subordinated Note       Due 12/31/99      240,000.00             0.00    240,000.00
-----------------------------------------------------------------------------------------------
10/25/1988  Subordinated Note       Due 12/31/99      160,000.00             0.00    160,000.00
-----------------------------------------------------------------------------------------------
8/15/1989   Secured Note            Due 12/31/99      500,000.00             0.00    500,000.00
-----------------------------------------------------------------------------------------------
1/29/1990   Line of Credit          Due 12/31/99      240,000.00       140,000.00    100,000.00
-----------------------------------------------------------------------------------------------
9/15/1991   Secured Note               Paid           250,000.00       250,000.00          0.00
-----------------------------------------------------------------------------------------------
               Sub Total Above                      1,490,000.00       444,435.53  1,045,564.47
-----------------------------------------------------------------------------------------------

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